UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

COMCAST CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 5, 2019.
Meeting Information
COMCAST CORPORATION Meeting Type: Annual Meeting of Shareholders
For holders as of: April 5, 2019
Date:    June 5, 2019    Time: 9:00 a.m. ET
Location: Meeting live via the Internet-please visit comcast.onlineshareholdermeeting.com
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit comcast.onlineshareholdermeeting.com and be sure to have the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold Class A common stock in Comcast Corporation, which entitles you to vote at the annual ONE COMCAST CENTER meeting, and the proxy materials you should review are now available.
PHILADELPHIA, PA 19103 This is not a ballot. You cannot use this notice to vote these shares.
This communication presents only an overview of the more complete proxy materials that contain important information and are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or by scanning the QR Barcode on the reverse side with your smartphone or tablet, or by requesting a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
P20590 See proxy the materials reverse and side voting of this instructions notice to obtain .
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Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
PROXY STATEMENT                ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below with your smartphone or tablet.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com or scan the QR Barcode below    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e mail, please send a blank e mail with the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 22, 2019 to facilitate timely delivery.
How To Vote SCAN QR BARCODE
VIEW MATERIALS & VOTE w
Please Choose One of the Following Voting Methods
Vote By Internet:
Before the Meeting: Go to www.proxyvote.com.
Have the information that is printed in the box marked by the arrow ï§XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. You may also scan the QR Barcode above with your smartphone or tablet. Proxies submitted by Internet must be received by 11:59 p.m. Eastern Time on June 4, 2019.
During the Meeting: Go to comcast.onlineshareholdermeeting.com.
P20590 You may vote during the Meeting when the polls are open. We recommend, however, that you vote by proxy before the Meeting even if—you plan to participate in the Meeting, since you can change your vote during the Meeting by voting when the polls are open. Have the information that is printed in the box marked by the arrow ï§XXXX XXXX XXXX XXXX (located on the following page) available and E78965 follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items Comcast Corporation
A Company Proposals — The Board of Directors recommends a vote “FOR” all the nominees listed in Proposal 1:
Shareholder Proposals — The Board of
1. Election of Directors B
Directors recommends a vote “AGAINST”
01— Kenneth J. Bacon 06—Jeffrey A. Honickman Proposals 5 and 6 if properly presented at
02—Madeline S. Bell 07—Maritza G. Montiel the annual meeting:
03—Sheldon M. Bonovitz 08—Asuka Nakahara
5. To require an independent board chairman
04—Edward D. Breen 09—David C. Novak
05—Gerald L. Hassell 10—Brian L. Roberts
6. To provide a lobbying report
Please do not submit this card. Please refer to the Proposals The Board 2, of 3 Directors and 4: recommends a vote “FOR” “How To Vote” section of this notice to view the voting instructions.
2. Ratification of the appointment of our independent auditors
3. Approval of Comcast Corporation 2019 Omnibus Sharesave Plan
4. Advisory vote on executive compensation
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